                                                                  EXHIBIT 10.14

                    FOURTH AMENDMENT TO CREDIT AGREEMENT


     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT dated as of November 6, 1998, by and among SCIENTIFIC-ATLANTA, INC. (the "Borrower"), each of the financial institutions party hereto (the "Lenders"), THE BANK OF NEW YORK and ABN AMRO BANK N.V., acting through its Atlanta Agency, as Co-Agents (the "Co-Agents"), and NATIONSBANK, N.A., successor to NationsBank, N.A. (South), formerly known as NationsBank of Georgia, National Association, as Agent (the "Agent").

     WHEREAS, the Borrower, the Lenders, the Co-Agents and the Agent are parties to that certain Credit Agreement dated as of May 11, 1995, as amended prior to the date hereof (the "Credit Agreement"); and

     WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     Section 1.  Specific Amendment to Credit Agreement.  The definition of the
                 --------------------------------------
term "Consolidated Net Income" contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted in its place:

          "Consolidated Net Income" means, with respect to the Borrower and its
           -----------------------
Subsidiaries for any period of computation thereof, the net income (or loss) of the Borrower and its Subsidiaries on a consolidated basis for such period; provided, however, that the following shall be excluded when determining
--------  -------
Consolidated Net Income: (i) any item of gain or loss resulting from sale, conversion or other disposition of assets other than in the ordinary course of business; (ii) net gains or losses on the acquisition, retirement, sale or other disposition of capital stock and other securities of, or owned by, the Borrower and its Subsidiaries; (iii) net gains or losses on the collection of proceeds of life insurance policies; (iv) any write-up or write-down of any investment in equity securities; (v) any write-up of any asset other than investments in equity securities; and (vi) any other net gains or losses of an extraordinary nature as determined in accordance with GAAP. The one-time charge in the amount of $76,233,000 to the Borrower's earnings taken in the fourth fiscal quarter of the Borrower's 1998 Fiscal Year shall be disregarded when determining Consolidated Net Income.

     Section 2.  Representations of Borrower.  The Borrower represents and
                 ---------------------------
warrants to the Agent and the Lenders that:

          (a)  Authorization.  The Borrower has the right and power, and has
               -------------
taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations under the Credit Agreement as amended by this Amendment, in accordance with its terms. This

Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and the Credit Agreement as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

          (b)  Compliance with Laws, etc.  The execution and delivery by the
               -------------------------
Borrower of this Amendment and the performance by the Borrower of the Credit Agreement as amended by this Amendment, in accordance with its terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or the bylaws of the Borrower or the organizational documents of any other Loan Party; (iii) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its properties may be bound, which conflict, breach or default would have a Material Adverse Effect; or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party other than in favor of the Agent for the benefit of the Lenders.

     Section 3.  Certain References.  Each reference to the Credit Agreement in
                 ------------------
any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

     Section 4.  Benefits.  This Amendment shall be binding upon and shall inure
                 --------
to the benefit of the parties hereto and their respective successors and assigns.

     Section 5.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                 -------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     Section 6.  Effect.  Except as expressly herein amended, the terms and
                 ------
conditions of the Credit Agreement shall remain in full force and effect.

     Section 7.  Effectiveness of Amendment.  This Amendment shall not be
                 --------------------------
effective until its execution and delivery by all of the parties hereto whereupon its shall be deemed effective as of June 26, 1998.

     Section 8.  Counterparts.  This Amendment may be executed in any number of
                 ------------
counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

     Section 9.  Definitions.  All capitalized terms not otherwise defined
                 -----------
herein are used herein with the respective definitions given them in the Credit Agreement.


                           [Signatures on Next Page]

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Credit Agreement to be executed as of the date first above written.

                              SCIENTIFIC-ATLANTA, INC.


                              By: /s/ Wallace G. Haislip
                                 ------------------------------------------
                                 Name: Wallace G. Haislip
                                      -------------------------------------
                                 Title: Senior Vice President-Finance
                                        -----------------------------------
                                        Chief Financial Officer & Treasurer
                                        -----------------------------------

                              NATIONSBANK, N.A., individually and as Agent


                              By: /s/ Pamela S. Kurtzman
                                 ------------------------------------------
                                 Name:  Pamela S. Kurtzman
                                      -------------------------------------
                                 Title: Vice President
                                       ------------------------------------

                              THE BANK OF NEW YORK, individually and as Co-Agent


                              By: /s/ R.R. Reedy
                                 ------------------------------------------
                                 Name: Ronald R. Reedy
                                      -------------------------------------
                                 Title: Vice President
                                       ------------------------------------


                              ABN AMRO BANK N.V., acting through its Atlanta
                                Agency, individually and as Co-Agent


                              By:  /s/ Larry K. Kelley
                                  -----------------------------------------
                                 Name: Larry K. Kelley
                                      -------------------------------------
                                 Title: Group Vice President
                                       ------------------------------------

                              By:  /s/ Robert A. Budnek
                                  -----------------------------------------
                                 Name: Robert A. Budnek
                                      -------------------------------------
                                 Title: Vice President
                                       ------------------------------------



                      [Signatures Continued on Next Page]

      [SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT DATED AS OF
                NOVEMBER 6, 1998 WITH SCIENTIFIC-ATLANTA, INC.]


                              AUSTRALIA AND NEW ZEALAND
                              BANKING GROUP LIMITED


                              By:___________________________________
                                 Name:______________________________
                                 Title:_____________________________


                              WACHOVIA BANK, N.A.


                              By: /s/ Karen H. McClain
                                 -----------------------------------
                                 Name: Karen H. McClain
                                      ------------------------------
                                 Title: Senior Vice President
                                       -----------------------------

                              THE BANK OF TOKYO LIMITED,
                               ATLANTA AGENCY

                              By: /s/ Gary L. England
                                 -----------------------------------
                                 Name: Gary L. England
                                      ------------------------------
                                 Title: Vice President and Manager
                                       -----------------------------
                                      -4-